UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 19, 2004



                        JACK HENRY & ASSOCIATES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



          Delaware                     0-14112                 43-1128385
 ----------------------------  ------------------------   -------------------
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
              --------------------------------------------------
              (Address of principal executive offices)(zip code)


     Registrant's telephone number, including area code:   (417) 235-6652

 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits

           99.1 Press release dated January 19, 2004.


 Item 12.       Results of Operations and Financial Condition.

      On January  19, 2004,  Jack Henry  & Associates,  Inc. issued  a  press
 release announcing   2004  second  quarter results,  the  text of  which  is
 attached hereto as Exhibit 99.1.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Date: January 19, 2004
                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

                          By: /s/ Kevin D. Williams
                          -------------------------
                          Kevin D. Williams
                          Chief Financial Officer